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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 MARCH 17, 2000


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                          1-13175                74 -1828067
------------------------             ---------------         -------------------
(State of incorporation)             Commission File          (I.R.S. Employer
      jurisdiction                        Number             Identification No.)
    of incorporation


  One Valero Place, San Antonio, Texas                          78212
----------------------------------------           -----------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (210) 370-2000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM 5. OTHER EVENTS


FINANCIAL INFORMATION RELATED TO PENDING ACQUISITION OF EXXONMOBIL'S BENICIA, CALIFORNIA REFINERY AND ASSOCIATED RETAIL BUSINESS

     On March 17, 2000, Valero Energy Corporation published a news release containing projected financial information related to its pending acquisition of ExxonMobil Corporation's Benicia, California refinery and associated retail business. That news release is filed as a part of this report on Exhibit 99.1.

ITEM 7(c). EXHIBITS FILED

Exhibit 99.1 News release dated March 17, 2000.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VALERO ENERGY CORPORATION


                                              By:  /s/ John D. Gibbons
                                                   -----------------------------
                                                   John D. Gibbons
                                                   Vice President - Finance and
                                                   Chief Financial Officer


Dated: March 17, 2000


                                       -2-

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                                  EXHIBIT INDEX

                           Valero Energy Corporation

                           Current Report on Form 8-K
                              Dated March 17, 2000

                                    EXHIBITS



EXHIBIT NO.                DESCRIPTION
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
99.1                       News release dated March 17, 2000.